Q1 2021 Earnings Call Presentation May 13, 2021

Forward-Looking Statements Forward-Looking Statements This presentation and our accompanying comments include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, estimates, expectations, and intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward- looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed on March 24, 2021 with the Securities and Exchange Commission (“SEC”) and in our other reports filed from time to time with the SEC. There may be other factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with GAAP because management believes such measures are useful to investors. The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. We may, from time to time, modify the amounts used to determine our non-GAAP financial measures. Reconciliation of non-GAAP financial measures are included in the supplemental slides in the Appendix of this presentation. Market & Industry Data This presentation includes industry and trade data, forecasts and information that was prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also are based on the Company’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. The Company has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based.

Agenda  Business Highlights (Scott Sewell, President and CEO) – Business highlights – Our significant accomplishments – First quarter 2021 financial highlights – Strong growth in new awards  Financial Overview (Roger Shannon, CFO and Treasurer) – First quarter 2021 financial review o Revenue, gross profit, and Adjusted EBITDA comparison o Cash flow update o Environmental Risk Transfer (“ERT”) Accounting – Debt and leverage – 2021 guidance  Conclusion (Scott Sewell)  Appendix – Non-GAAP Reconciliations

Business Highlights

Significant Accomplishments First quarter 2021  $527 million in new awards YTD 2021, building on last year’s record of $715 million, with increased diversification of customer base and broadened geographic reach  Mobilized operations at the Dominion Energy Chesterfield beneficial use project and at two long-term ash pond closure by removal projects at a major Southeastern utility  Closed on the Gibbons Creek, TX ERT project  +$3 billion in pending bids with awards expected in the near-term  Positive feedback to our inaugural Environmental, Social and Governance (ESG) Report  Continued our industry leading safety track record and reduction of Net Leverage multiple Significant near-term pipeline conversion opportunities

Q1 2021 Financial Highlights  Revenues increased $0.8 million as compared to Q1 2020 – Driven by:  (i) an increase in remediation and compliance and fossil services revenue from new projects and time and materials work  (ii) Partially offset by lower byproduct sales revenue  Gross profit increased by $0.7 million as compared to Q1 2020 – Primarily due to:  (i) an increase in gross profit margin on byproduct sales and the factors mentioned above  Net Loss attributable to Charah Solutions Inc. decreased by $13.0 million as to compared to Q1 2020 – Primarily due to:  (i) The absence of $8.6 million of expenses incurred as a result of an amendment to our Credit Facility  (ii) Gain on a sales-type lease of $5.6 million as part of our ERT offerings  (iii) decrease in general and administrative expenses resulting from reductions in staff and other cost-cutting measures implemented in April 2020 in response to the COVID-19 pandemic  (iv) Partially offset by the absence of $3.0 million of income from discontinued operations, net of tax  Adjusted EBITDA1 increased by $8.1 million as compared to Q1 2020 1. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure

Strong Improvement in New Awards  Record $715M of new awards in 2020, driven by Dominion Energy project.  Increase in awards in 2019, 2020 and YTD 2021 as compared to 2018 driven by an increase in customer awards as our utility customers are finalizing their plans to address the regulatorily- mandated closure of more than 1,000 surface impoundments.  Decline in new awards from 2016 to 2018 due to utility customer delays in awarding projects as regulations continued to evolve. $416 $232 $106 $430 $715 $527 $0 $100 $200 $300 $400 $500 $600 $700 $800 2016 2017 2018 2019 2020 YTD 2021 Total Awards ($Millions) 306%-54% YOY % Change -44% 66% $527 million in new awards YTD 2021

2021 Financial Overview

$52 $51 Q1 2021 Q1 2020  Revenue increased by 1.6%, primarily driven by an increase in remediation and compliance and fossil service revenue from new project work, partially offset by a decrease in byproduct sales revenue.  Gross profit increased by 14.1%, primarily driven by the factors noted above and an increase in gross profit margin on byproduct sales offerings.  Net loss attributable to Charah Solutions, Inc. decreased 84.8%, primarily driven by the absence of a loss on extinguishment of debt, a gain on sales-type lease, a decrease in G&A expenses, partially offset by the absence of income from discontinued operations, net of tax.  Adjusted EBITDA1 and Adjusted EBITDA margin1 increased primarily due to the decrease in the net loss attributable to Charah Solutions, Inc. 1. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP financial measure First Quarter Financial Review Q1 2021 vs. Q1 2020 2.8%18.3%9.5%10.7% Margin Comparison ($ in millions) Margin Comparison $6 $5 Q1 2021 Q1 2020 -$1 -$14 Q1 2021 Q1 2020 $10 $1 Q1 2021 Q1 2020 Revenue Adjusted EBITDA1Gross Profit Net Loss Attributable to Charah Solutions, Inc.

First Quarter Financial Review Cash Flow Update Cash flow from operations (pre-changes in W/C) $0.3 Change in W/C 13.8 Operating cash flow $14.1 Cash and restricted cash received from Gibbons Creek Transaction 34.9 Capex Maintenance and growth (1.0) Land improvements (0.1) Adjusted free cash flow1 $47.9 ($ in millions) 1. Adjusted free cash flow is a non-GAAP measure. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted free cash flow to the most directly comparable GAAP measure Positive cash flow driven by execution of the Gibbons Creek Transaction and disciplined cash management of working capital requirements Adjusted free cash flow positive for the year

$ Millions As of 3/31/2021 As of 12/31/2020 Cash and Restricted Cash $72 $29 Less: Restricted Cash ($48) ($4) Unrestricted Cash and Equivalents $24 $25 Revolving Credit Facility $19 $12 Equipment Financing and Other $28 $29 Term Loan $123 $125 Total Debt $170 $166 Net Debt3 $146 $141 LTM Adj. EBITDA2 $22 $14 Gross Leverage3 7.7x 11.9x Net Leverage3 6.6x 10.1x Debt & Leverage 1. $50M capacity less $19M drawn less $16M used for letters of credit. 2. Adjusted EBITDA is a non-GAAP measure. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure. 3. Net Debt, Gross Leverage and Net Leverage are non-GAAP measures. Net Debt is calculated as Total Debt less cash and cash equivalents. Gross leverage and net leverage are calculated as total debt to Adjusted EBITDA and net debt to Adjusted EBITDA, respectively. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.  Liquidity of $39M as of 3/31/2021: – Unrestricted Cash: $24M – Revolver1: $15M  Expect leverage ratio to decline throughout 2021 as performance continues to improve.

2021 Guidance Guidance Revenue $260 - $300 Net loss attributable to Charah Solutions, Inc. ($5) - $0 Adjusted EBITDA1 $35 - $40 Adjusted Free cash flow1 $33 - $38 ($ in millions)  Though we are not currently seeing any significant disruptions to our business due to the critical nature of our customers’ operations, the COVID-19 pandemic and resulting potential for significant business disruptions beyond our control have created a high level of uncertainty, including but not limited to further uncertainties around demand-driven power generation. There are also timing uncertainties associated with the startup of recently announced customer awards, including ERT awards. As with our 2020 results, the impact of weather, including hurricanes, excessive rain or moderate temperatures could adversely affect our results. • We are re-affirming guidance within the following ranges: 1. The forward-looking measures of 2021 Adjusted EBITDA and 2021 Adjusted EBITDA margin are non-GAAP financial measures that cannot be reconciled to net income attributable to Charah Solutions, Inc. as the most directly comparable GAAP financial measure without unreasonable effort primarily because of the uncertainties involved in estimating forward-looking measures.

APPENDIX

Non-GAAP Reconciliation Adjusted EBITDA and Adjusted EBITDA Margin 1. Represents amounts for continuing operations only. 2. Represents expenses associated with the Amendment to the Credit Facility and other miscellaneous items. 3. Adjusted EBITDA margin is a non-GAAP financial measure that represents the ratio of Adjusted EBITDA to total revenue. We use Adjusted EBITDA margin to measure the success of our businesses in managing our cost base and improving profitability. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. We define Adjusted EBITDA as net earnings attributable to Charah Solutions, Inc. before income from discontinued operations, net of tax, loss on extinguishment of debt, impairment expense, gain on change in contingent payment liability, interest expense, net, income taxes, depreciation and amortization, equity-based compensation and transaction-related expenses and other items. Adjusted EBITDA margin represents the ratio of Adjusted EBITDA to total revenue. Adjusted EBITDA margin represents the ratio of Adjusted EBITDA to total revenue. We believe Adjusted EBITDA and Adjusted EBITDA margin are useful performance measures because they allow for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure. The following represents a reconciliation of net loss attributable to Charah Solutions, Inc., our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA.

Non-GAAP Reconciliation Adjusted EBITDA for the Twelve Months Ended March 31, 2021 1. Represents amounts for continuing operations only. 2. Represents expenses associated with the Amendment to the Credit Facility and other miscellaneous items.

Non-GAAP Reconciliation Adjusted Net Loss and Adjusted Loss Per Basic/Diluted Share 1. Represents amounts for continuing operations only. 2. Represents expenses associated with the Amendment to the Credit Facility and other miscellaneous items. 3. Represents the effective tax rate of 14.9% and 0.0% for the three months ended March 31, 2021 and 2020, respectively, multiplied by adjusted loss before income taxes attributable to common stockholders. 4. As a result of the adjusted net loss per share for the three months March 31, 2021 and 2020, the inclusion of all potentially dilutive shares would be anti-dilutive. Therefore, dilutive shares of 11,788 and 3,012 were excluded from the computation of the weighted-average shares for diluted net loss per share for the three months ended March 31, 2021 and 2020, respectively. Adjusted net loss attributable to common stockholders and Adjusted loss per basic/diluted share are non-GAAP financial measures. We define Adjusted net loss attributable to common stockholders as net loss attributable to common stockholders less, on a post-tax basis, income from discontinued operations, net of tax and plus, on a post-tax basis, loss on extinguishment of debt, impairment expense and transaction-related expenses and other items. Adjusted loss per basic/diluted share is based on Adjusted net loss attributable to common stockholders. The following represents a reconciliation of net loss attributable to common stockholders, our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted net loss attributable to common stockholders and Adjusted loss per basic/diluted share.

Non-GAAP Reconciliation Adjusted Free Cash Flow We define free cash flow as cash flows from operating activities and cash and restricted cash received from ERT transaction, less cash used for capital expenditures, net of proceeds. We include cash and restricted cash received from ERT transactions and exclude capital expenditures because we consider them to be a necessary component of our ongoing operations. We consider free cash flow to be a measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for investing in our business and strengthening our balance sheet, but it is not intended to represent the amount of cash flow available for discretionary expenditures since other non- discretionary expenditures, such as mandatory debt service requirements, are not deducted from this measure. The following represents a reconciliation of net cash provided by (used in) in operating activities to free cash flow, our most directly comparable financial measure calculated and presented in accordance with GAAP. The presentation of free cash flow is not meant to be considered in isolation or as an alternative to net cash provided by (used in) operating activities as a measure of liquidity. 1. Proceeds of $446 and $14 were included in maintenance and growth capital expenditures for the three months ended March 31, 2021 and 2020, respectively.